A Premier Rocky Mountain E&P Company
1099
18th
Street, Suite 2300 Denver, Colorado 80202 303.293.9100, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG
Investor Relations contact: Bill Crawford bcrawford@billbarrettcorp.com
August 2007
Draco 10-15, Montana Overthrust
Exhibit 99.2

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration results, market conditions, oil and gas price levels and volatility, the availability and cost of services, drilling rigs, transportation and processing, the ability to divest certain properties, the ability to obtain industry partners to jointly explore certain prospects, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our filings with the Securities and Exchange Commission (“SEC”). We refer you to the “Cautionary Note Regarding Forward-Looking Statements” and “Risk
Factors” sections of these filings. In addition, historical information may not be indicative of future results.
The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Bill Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the SEC’s guidelines strictly prohibit the Company from including in filings with the SEC. It is recommended that U.S. investors closely consider the Company’s disclosures in Bill Barrett Corporation’s Form 10-K for the year ended December 31, 2006 filed with the SEC. This document is available through the SEC by calling 1-800-SEC-0330 (U.S.) and on the SEC website at www.sec.gov.
Discretionary cash flow is computed as net income plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
Forward-Looking and Other Cautionary Statements

Reasons to Invest in BBG
TRACK RECORD OF GROWTH:
Double-digit proved reserve
and production growth
VISIBLE DEVELOPMENT GROWTH:
Multi-year, low risk
development inventory managed with operational excellence
WORLD CLASS EXPLORATION PORTFOLIO:
Multiple,
high-quality exploration plays with multi -Tcfe potential
Track record of discoveries
Testing five+ high impact prospects in 2007
TECHNOLOGY:
Leader in utilization of technology
FINANCIAL STRENGTH:
Strong balance sheet and hedge
position that provides flexibility to grow

Track Record of Growth
Dec
2002
Dec
2003
Dec
2004
292
130
204
Net Proved Reserves
(Bcfe)
341
Dec
2005
Dec
2006
428
Reserve replacement ratio 378% 224% 267%
Net Production
(Bcfe)
18.3
31.7
52.1
39.4
64
61
61
2005 2004 2003 2006 2007 E
Currently producing – 175+ MMcfe/d

Track Record of Growth
Discretionary Cash Flow*
(millions)
2002 2004 2005
$7
$102
$195
2003
$38
$239
2006
*Non-GAAP measure
•
H1 2007: $123.7
2002 2003 2004 2005
$24
- $5 - $4
- $5
Net Income
(millions)
$62
2006
•
H1 2007: $24.0

Visible Double-digit Production Growth
225 Wells Drilled
(Gross)
Development 108
Delineation 7
Exploration 11
CBM 99
414 Wells Planned
(Gross)
Development 131
Delineation 30
Exploration 8
CBM 245
303 Wells Drilled
(Gross)
Development 122
Delineation 5
Exploration 14
CBM 182
For illustrative purposes only, does not represent formal guidance (See “Forward-Looking and Other Cautionary Statements” on slide 2)
0
25
50
75
100
125
2005 2006 2007E 2008E 2009E
39.4
39.4
52.1
52.1
Development
(Piceance, W. Tavaputs, CBM)
With Delineation Success
(Lake Canyon/Blacktail Ridge,
W. Tavaputs deep, WRB deep)
Development
(Piceance, W. Tavaputs, CBM)
With Delineation Success
(Lake Canyon/Blacktail Ridge,
W. Tavaputs deep, WRB deep)
61
61
64
489 Wells Planned
(Gross)
Development 160
Delineation 39
Exploration 13
CBM 277
509 Wells Planned
(Gross)
Development 187
Delineation 51
Exploration 6
CBM 265
77
77
118
118
99
99
86
86
West
Tavaputs
EIS
expected
Spring
2008
REX West
scheduled
Jan. 2008

Possible
Possible
Proved
Proved
Probable
Probable
2.0 Tcfe
3P Resources
2.0 Tcfe
3P Resources
WRB
63
WRB
63
Uinta
151
Uinta
151
PRB 26
PRB 26
Piceance
146
Piceance
146
Williston
42
Williston
42
428 Bcfe
Net Proved Reserves
Delineating
Projects
Delineating
Projects
1P
1P
Exploration
Exploration
2P
2P
3P
3P
8-10 Tcfe
Unrisked Potential
8-10 Tcfe
Unrisked Potential
as of December 31, 2006
Strong Portfolio to Generate Reserve Growth

$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
$7.00
$7.50
$8.00
$8.50
$9.00
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
Jan-
08
Feb-
08
Mar-
08
Apr-
08
May-
08
Jun-
08
Jul-
08
Aug-
08
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
55%
60%
65%
70%
75%
% Hedged
(Total)
Blended Floor
($/MMBtu)
CIG Strip
($/MMBtu)*
CIG Actual
($/MMBtu)
Natural Gas Hedges
% of Anticipated Natural Gas Production Hedged with Associated Floor Price
REX scheduled in service to
Missouri (1.5 Bcf/d)
*as of August 10, 2007

2005 2006 2007E 2008E 2009E
Capital Expenditures
2007 Capex
$425 – $450 million
Exploration
10%
Exploration
10%
Development
72%
Development
72%
Delineation
18%
Delineation
18%
Piceance 43%
Piceance 43%
Uinta 38%
Uinta 38%
WRB 4%
Other 8%
PRB 7%
$347
$347
Acquisitions
Base Capex
$376
$376
$48
$425-
450
$425-
450

Visible Development Growth
Powder River
Basin
Piceance
Basin
Wind River
Basin
Uinta
Basin
W. Tavaputs
Gas Prone Area
Oil Prone Area
Development Project
CBM
Big George
Gibson Gulch
•
428 Bcfe proved reserves
(YE ’06)
•
Production and reserve growth
visibility: 1.7 Tcfe 3P resources
in development projects
•
Multi - year drilling inventory
with 2,900+ locations
2.0 Tcfe
3P Resources
2.0 Tcfe
3P Resources
Proved
Proved
Possible
Possible
Probable
Probable

Prickly
Pear
Structure
Dry Canyon
Compressor site
Questar interconnect
BBC Acreage
Gas Well
2007 Shallow Location
Existing Pipeline
Proposed Pipeline
Peter’s
Point
Structure
•
135 MMcf/d (gross) facility capacity
•
110 MMcf/d (gross) processing capacity
additional 65 MMcf/d for Q1 2008
•
30,000+ net undeveloped acres
(June 2007), WI: 87+%
Program Potential
•
250-300 drilling locations on 40-acre spacing
within primary “sweet-spot”
•
3P resources 796 Bcfe @ YE ’06 (shallow & deep)
•
146 Bcfe proved reserves @ YE ’06 (shallow & deep)
•
29 wells planned for 2007
•
EIS in process, record of decision expected
Spring 2008
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
UT
Uinta
Basin
Scale:
640 ac
= 1 Mile

Illustrative Drilling Costs
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental drilling cost (per Mcfe)
Illustrative Economics
Gas Price (Rockies strip)¹
MMBtu/ sales adjustment²
Realized Price (per Mcfe)
LOE, Gathering & Transportation²
Production taxes
Gross margin (cash flow)
Incremental drilling cost (per Mcfe)
Net Margin
ROR
CIG Gas Price Required 10% ROR
Bcfe
2.5
83%
2.1
$1.2
1.8
$3.0
$1.43
$ 6.83
0.13
$ 6.96
(0.60)
(0.39)
$ 5.97
(1.43)
$ 4.54
56%
$ 3.90
$, millions
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
Peters Point 6-7D, W. Tavaputs
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
2 Excludes cost and price effects of Rockies Express beginning
January 2008
1 Rockies strip through 2010 as of August 10, 2007 - $6.83

0
20
40
60
80
100
120
140
160
Production
Uinta Basin - West Tavaputs
2007 2006 2005 2008 2009
For illustrative purposes only, does not represent formal guidance (See “Forward-Looking and Other Cautionary Statements” on slide 2)
16 Wells 30 Wells 29 Wells 52 Wells 74 Wells
Wells Drilled

Peter’s
Point
Structure
BBC acreage
Gas well (Wasatch, North
Horn, Price River)
2007 deep location
Potential 160-acre location
Existing pipeline
Proposed pipeline
Key Information
•
100% success (5 for 5)
•
Dakota-Entrada-Navajo: 13,000-15,000’+ depth
•
4 deep wells planned for 2007
•
Cost: $8-10 million
•
EUR: 5-6+ Bcfe
Deep Program Potential
•
2 deep structures (east and west)
•
20-30 drilling locations (east structure)
Uinta Basin - West Tavaputs
Deep – Navajo, Entrada, Dakota - Utah
Questar
interconnect
Dry Canyon
Compressor site
Deep show well
(1967)
Area of
Jurassic 3-D
Four-way
Closure
Deep show well (1980)
Prickly
Pear
Structure
Scale:
640 ac
= 1 Mile
Peters Point 6-7D discovery
IP 11.4 MMcfe/d
(gross) (10/05)
100% WI, TD 15,349’-directional
Navajo, Entrada, Dakota
4-12D deep
IP 10.3 MMcfe/d
(gross) Navajo,
Entrada, Dakota
2-12D deep
IP 6.0 MMcfe/d
(gross) Navajo,
Dakota
5-2D deep
IP 9+ MMcfe/d (gross
constrained)
Navajo, Entrada, Dakota
15-6D deep
Drilling
8-2D deep
Testing

Key Information
•
13,000+ net undeveloped acres
(June 2007), WI:80+%
•
146 Bcfe proved reserves @ YE ‘06
•
102 wells planned for 2007
•
Four rigs operating
•
63 MMcfe/d net production (Aug 2007)
Program Potential
•
3P resources 700 Bcfe @ YE ‘06
•
457 drilling locations (20-acre well density)
•
Upside: 10-acre increased density,
pilots in 2007
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
Silt
3-Component
3-D Seismic
BBC gas well
Non-BBC gas well
BBC acreage
CO
Piceance
Basin

$  6.83
0.83
$  7.66
(0.92)
(0.45)
$ 6.29
(2.34)
$ 3.95
30%
$ 4.90
Illustrative Drilling Costs
EUR (gross)*
NRI
EUR (net)
Drilling
Completion
Total
Incremental drilling cost (per Mcfe)
Illustrative Economics
Gas Price (Rockies strip)
1
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
Incremental drilling cost (per Mcfe)
Net Margin
ROR
CIG Price Required 10% ROR
Bcfe
1.0
81%
0.81
$ 0.7
1.2
$1.9
$2.34
$, millions
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
0
0.5
1
1.5
Historical EUR
(Bcfe)
2005 2006 2007E
*20-acre and estimated 10-acre
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
1 Rockies strip through 2010 as of August 10, 2007 - $6.83

0
10
20
30
40
50
60
70
80
90
100
For illustrative purposes only, does not represent formal guidance (See “Forward-Looking and Other Cautionary Statements” on slide 2)
Production
Piceance Basin - Gibson Gulch
102 Wells 108 Wells 113 Wells
2007 2006 2005 2008 2009
68 Wells 80 Wells
Wells Drilled

Bill Barrett Corporation

Fort Union Outcrop
Fort Union Outcrop

Program Potential
•
3P resources 204 Bcfe
@ YE ‘06
•
1,200+ gross drilling locations
Key Information
•
Low risk, high return
drilling, Big George coals
•
129,000 net acres (6/30/07)
•
16 MMcfe/d net production
(Q2 2007), constrained
until Q4 2007
•
26 Bcfe proved reserves
@ YE ‘06
•
245 wells planned for 2007
Amos
Draw
Amos
Draw
Deadhorse
Deadhorse
Willow
Creek
Willow
Creek
Palmtree
Palmtree
BIG
BIG
GEORGE
GEORGE
PLAY
PLAY
Gillette, WY
Tuit
Tuit
Pumpkin
Creek
Pumpkin
Creek
Hartzog
Draw
Hartzog
Draw
Pine Tree
Pine Tree
Cat
Creek
Cat
Creek
Porcupine
Porcupine
SCALE
1 Township
= 36 sq mi
BBC Acreage
Gas Producing Area
Dewatering
Powder River Basin – CBM
Big George Coal - Wyoming
MT
WY
Powder River
Basin

Illustrative Drilling Costs
EUR (gross) – operated
NRI
EUR (net)
Drilling
Completion
Total
Incremental drilling cost (per Mcfe)
Illustrative Economics
Gas Price (Rockies strip)
1
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
Incremental drilling cost (per Mcfe)
Net Margin
ROR
CIG Price Required 10% ROR
$ 6.83
(0.41)
$ 6.42
(2.50)
(0.93)
$ 2.99
(0.71)
$ 2.28
44%
$ 3.85
Bcfe
0.35
80%
0.28
$    80
120
$  200
$ 0.71
(ranges from 0.15 – 0.8)
$, thousands
Powder River Basin – CBM
Big George Coal - Wyoming
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
1 Rockies strip through 2010 as of August 10, 2007 - $6.83

0
10
20
30
40
50
60
Production
Powder River Basin – CBM
For illustrative purposes only, does not represent formal guidance (See “Forward-Looking and Other Cautionary Statements” on slide 2)
2007 2006 2005 2008 2009
182 Wells 99 Wells 245 Wells 277 Wells 265 Wells
Wells Drilled
Curtailed
production

Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
Uinta
Basin
World Class Exploration Portfolio
•
Over 8 Tcfe of unrisked
exploration upside
•
1,100,000+ net undeveloped
acres pro forma for expected
divestitures (June 2007)
•
3 delineating projects with
2+ Tcfe potential
•
7 exploration projects with
~ 5 Tcfe potential testing
within 12 months
Delineating
Projects
Delineating
Projects
1P
1P
2P
2P
3P
3P
8-10 Tcfe
Unrisked Potential
8-10 Tcfe
Unrisked Potential
Exploration
Exploration
W. Tavaputs
deep
Lake Canyon/
Blacktail Ridge
Waltman Arch
Cave Gulch deep
Cooper deep
Wallace Creek CBM
Discovery / 2007 delineation
Planned exploration drilling
within 12 months
Hook/
Woodside
Pine Ridge
Yellowjacket
Big Horn
MT Overthrust

Yellow Jacket Shale Gas Prospect
Paradox Basin, Colorado
Key Information
•
Expansive project area
•
55% working interest in 175,000 gross,
150,000 net acres (June 2007)
•
Potential pay zone: Gothic Shale
•
5,500’ – 7,500 TDs’, estimated
shale thickness: 100 – 150’
Program Potential
•
800 Bcfe unrisked potential
UT
CO
Paradox
Basin
Koskie #1
Current Status
•
2 wells drilled and testing
•
Well #1: completed and testing,
sustained gas > 500 Mcfd test rate
•
Well #2: continue to test
•
Well #3: testing
•
1+ additional test planned for 2007,
including possible horizontal

Bill Barrett Corporation

Mesaverde/Mancos/ Emery/Ferron potential

Lake Canyon/Blacktail Ridge Project
Uinta Basin, Utah
Duchesne
Delineating Play
Monument Butte
Brundage Canyon
47 MMBOE CUM
Altamont/Bluebell
379 MMBOE CUM
SCALE
1 Township
= 36 sq mi
Discovery Area
6 Green River wells, 3 Wasatch
All wells currently ~ 200 BOEPD,
122 MBOE CUM
50 sq mi
3C, 3-D
Blacktail Ridge
300 MBOE per well
“sweet- spot”
Potential Wasatch
field extension
BBC Acreage
BBC Acreage earned deep rights
(Wasatch and below) 75% WI
Recent
3rd
party completions
IPs 540 – 1257 BOEPD
Lake Canyon
Lake Canyon Blacktail Ridge
Gross Acres
225,000 51,000
Net Acres
155,000 26,000
WI (Green R.& above)* 18.75 – 25% 50 – 100%
WI (Wasatch & below)* 56.25 – 75% 50 – 100%
Depths 4,000 – 8,000 5,000 – 11,000
2007 Activity minimum 3 wells minimum 5 wells
* depends on Tribal participation
UT
Uinta
Basin
2007 drilling

Montana Overthrust
Circus and Toston-Six Mile Areas
•
50% working interest (operated) in
296,000 net undeveloped acres (June 2007)
•
Potential pay zones: Cretaceous 2,200’-7,000’
Mississippian 8,000’-11,000’,
Devonian 9,000’-11,500’
•
Live oil and gas shows in multiple horizons
•
Targeting large, four-way closures
•
First to utilize 3-D seismic
•
2 exploratory tests and ~80 sq. mi. of 3-D in 2007
•
Multi-Tcfe potential
BBC Acreage
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes
Scale in Miles
0 6
Toston-Six Mile
Circus
150+ sq. mi. 3-D
Wolverine
Discovery
Covenant Field
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Big Horn
Basin
Circus
280,800 Net
Undeveloped
Acres
Wyoming
Overthrust
EUR: 10+ Tcfe
Canadian Overthrust
EUR: 20+ Tcfe
Drilling
(Draco 10-15)
Leviathon
location
to drill
Q3/Q4 2007

Upcoming Catalysts
Development milestones
Continued production and reserve growth
West Tavaputs: EIS, 40-acre spacing
Piceance: 10-acre spacing
Rockies Express takeaway capacity
Exploration and delineation testing
West Tavaputs deep, Uinta
Cave Gulch/Bullfrog, Wind River
Lake Canyon - Uinta
Yellow Jacket - Paradox
Circus - Montana Overthrust

Track Record of Execution –
Poised for Significant Growth
Positioned for visible, long-term Rockies reserve
and production growth
46% compounded annual growth in production
52% compounded annual growth in reserves
Track record of exploration discoveries
West Tavaputs deep, Lake Canyon, Waltman Arch
Testing seven high-potential exploration
prospects in the next twelve months

Bill Barrett Corporation

.7 Bcfd
.2 Bcfd
1.8 Bcfd
additional beginning
in Jan. 2008
3 Bcfd
.7 Bcfd
1.8 Bcfd

28 NOTE: line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location
MONTANA
OKLAHOMA
ARIZONA NEW MEXICO
KANSAS
SOUTH  DAKOTA
NEBRASKA
IDAHO
COLORADO
UTAH
WYOMING
Rocky Mountain Pipeline Export Capacity
Meeker/
Greasewood
Opal
Uinta
Basin
Uinta
Basin
Powder
River
Powder
River
DJ Basin DJ Basin
Green
River
Basin
Green
River
Basin
Big Horn Big Horn
Piceance Piceance
Williston Williston
Cheyenne
Wind
River
Wind
River

Bill Barrett Corporation

Rockies Express Pipeline
Overthrust Lease
Certificated
Certificate I Segment (REX-West)
Certificate II Segment (REX-East)
Zone 1
Zone 2
Zone 3
Canada
Jan. 2008
Jan. 2007
Jan. 2008
Jun. 2009
Feb. 2006
Jan. 2009
Opal
Kanda
Wamsutter
Cheyenne
Meeker
Tuscola
Lebanon
Clarington
REX- Certificated Segment 2
REX-West
REX-East
Approximate Locations of:
Compressor Stations
Hub Services Provided
Market Hubs
Proposed Interconnections
#0260-H-A3
Rockies Express Pipeline
0 125 250 500 Miles

Rockies Express Pipeline Expansion
Source:
Kindermorgan.com
REX customer meeting
Nov. 3, 2006
• Adding 1.8 Bcf/d takeaway capacity from the Rockies
• Received FERC construction approval on June 15, 2007 (REX-West)

30 Lease Operating Expense ($/Mcfe) Non-recurring Charges H1 2007 H2 2007 Labor $0.79 $0.79 $0.60- 0.65 $0.60- 0.65 Full Year Guidance $0.70- 0.75 $0.70- 0.75 Water Management Williston

Bill Barrett Corporation

MMcfd
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07

0
10
20
30
40
50
60
70
80
90
$0.00
$0.25
$0.40
Paying Higher Transportation Costs
To Access Better Markets
CIG less $0.05
CIG less $0.05
CIG less $0.45- $0.55
Cost per
Mcfe
Sales
Price
+$0.00-$0.10
+$0.15-$0.25
--
Improved
Margin
Piceance Basin Gross Operated Sales
2007 Guidance:  $0.35- $0.40
Increased gathering and transportation expense, but improved margins
Low Pressure System
High Pressure System
Third Party

Bill Barrett Corporation

San Rafael
Swell
Outcrop
Dakota

Hook and Woodside Prospects
500 – 700 Bcfe Unrisked Potential
Paradox and Uinta Basins, Utah
Price, UT
SCALE
1 Township
= 36 sq mi
WOODSIDE PROJECT
26,000+ Net Undeveloped
Acres
Woodside Dome
2-D defined
#1 Woodside
Testing gas shows: high inerts
TD ~6,350’
1962 well – gas shows
in 27 Pennsylvanian
zones
2007 drilling:
2 wells “shallow” Hook
Fractured “Ferron” Shale
TD 1,000’ – 4,000’
Gas fields
Manning Canyon
show well
Greater
Drunkards
Wash
CUM
741 Bcfe
BBC Development Program
West Tavaputs
CUM 33 Bcfe
HOOK PROJECT AREA
95,000+ Net Undeveloped Acres
2007/2008 drilling:
1-2 wells “deep” Hook
Manning Canyon (Barnett equivalent )
TD 8,000’ – 11,000’
UT
Uinta
Basin

Bill Barrett Corporation

Salt
Diapir
Upper Cutler
Upper Cutler
Lower Cutler
Lower Honaker
Trail
Paradox
Salt
Mississippian
Salt
Paradox
Lower Cutler
Lower Honaker Trail

Typical well
(~30 days to drill to 10,000’)
Key Information
•
Well defined acreage targets
•
Key show wells present
•
3-D seismic lowers risk
•
Multi-pay zones
•
8,000’ – 10,000’ TDs
•
Control 19,000 net undeveloped
acres (June 2007)
Current Status
•
3 prospects assembled, building others
•
Pine Ridge 21 sq. mi. 3-D acquired
and processing
•
Exploratory test, 2008
Salt Flank Project
Paradox Basin
½ mile Fairway
Program Potential
•
Targeting 5 – 10 Bcf/well
•
200 – 400 Bcfe unrisked
potential

Waltman
Field
Cooper
Reservoir
Field
SCALE
640 ac =
1 Sq Mile
Cave Gulch
Field
Cave Gulch – Bullfrog – Cooper Reservoir Fields
Waltman Arch, Wind River Basin, Wyoming
2006 Location
Potential Future Deep Loc.
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
Multi-pay “Deep” Program
2006 Lakota
Discovery
Cooper Deep 1
TD 16,245’, 50% WI
Niobrara
Key Information
•
High impact, high volume deep wells
•
25,000 net undeveloped acres
(June 2007)
•
63 Bcfe proved reserves @ YE ‘06
(shallow & deep-Wind River)
•
WI: 50-100%
•
Will resume program when partners sign
Program Potential
•
25-30 deep locations
•
D&C cost: $13-16 million per well
•
IP: 5-20 MMcfe/d per well
•
EUR: 6-8+ Bcfe gross per well
Cave Gulch 1-29
Recompletion; 70% WI
Muddy IP (6/05):
19 MMcfe/d (gross)
EUR: 28 Bcfe
Frontier pay behind pipe
2005 Muddy
Discovery
Bullfrog 14-18
TD 19,400’; 94% WI
Muddy IP (7/05):
20 MMcfe/d (gross)
Lakota/Frontier pay behind pipe
WYOMING
Wind River Basin
Cave Gulch 1-29 Gas Flare
Bullfrog 33-19
TD ~19,450’; 93% WI
Lakota IP (6/06):
4.2 MMcfe/d (gross)
Muddy/Frontier pay behind pipe

Bill Barrett Corporation

Elk Basin
613 MMBbl
454 Bcf
Frannie
140 MMBbl
Byron and Garland
336 MMBbl
170 Bcf
Big Horn Mtns
Shoshone
Cody, WY
Greybull
Oregon Basin
530 MMBbl
300 Bcf
Frits
Manderson
Dobie Creek
Little Buffalo
167 MMBbl
149 Bcf
Grass Creek
120 MMBbl
60 MMBbl
45 Bcf

SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS

SCALE
1 Township
= 36 sq mi
Area of
Basin-Centered
Gas Play
Potential
42 sq. miles
3-D seismic
currently interpreting
Red
Point
Project Highlights
•
Large untested region
•
50% working interest (operated)
in 158,000 net undeveloped
acres (June 2007)
•
Potential pay zones:
Lance 8,000’-14,500’,
Meeteetse 9,500’-16,000’,
Mesaverde 10,000’-17,500’
•
Muddy 16,000’ – 19,000’
•
Targeting 3 - 5 Bcfe EUR wells
Big Horn Basin – Basin-Centered Gas Project
Wyoming
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes
Sellers Draw #1
(1976), TD 23,081
Muddy EUR: 3.4 Bcfe
Recompleted Mesaverde;
waiting on facilities
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Basin Centered Gas
Gas Prone Area
Oil Prone Area
Big Horn
Basin
Rocky Mountain Basin Centered Gas
2007 seismic

36 Big Horn Basin – Sellers Draw Astroblem Looking down on the Astroblem (impact crater) A look at the inside of the Astroblem

37 West Tavaputs EIS Schedule Initiated EIS – Spring 2005 1st Draft – March 2007 Public Comment Initiated - September 2007 Final EIS – Q1 2008 Record of Decision – expected Spring 2008